EXHIBIT 10.25

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH “[***]”, HAS BEEN EXCLUDED BECAUSE IT IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

MPC PURCHASE COMMITMENT

    This Purchase Commitment (“Commitment”) effective as of 1 July 2023 (“Effective Date”) is issued by Premier Nutrition Company LLC (“PNC” or “Buyer”) and accepted by Fonterra (USA) Inc (“Fonterra” or “Supplier”), each a Party to that certain Amended and Restated Master Supply Agreement with an Effective Date of 1 July 2023 (“Master Supply Agreement” and collectively with this Commitment, the “Agreements”). Purchase Orders issued by PNC and its Third-Party Manufacturers (“TPMs”) against this Master Purchase Commitment shall be subject exclusively to the terms and conditions of the Master Supply Agreement.

1.Term

1.1.This Commitment shall commence on the Effective Date and continue for an Initial Term of five (5) years, unless terminated as permitted under this Commitment. The Initial Term and any additional terms may be referred to collectively as the “Term”.

1.2.Following the expiry of the Initial Term, this Commitment may be renewed for additional periods of any length (but at a minimum of 2 years) provided that the Parties mutually agree to such renewal no less than 12 months prior to the expiration of the then-current term.

1.3.Either party may terminate this Commitment for cause if the other party commits a material breach of the Commitment which is not corrected within thirty (30) days after receiving written notice of the breach from the other party, except that if the default creates an immediate public food safety risk, PNC may terminate this Commitment immediately without regard to any period for correction.

1.4.In the event of termination of this Commitment, if there are any Purchase Orders that are pending after the date of termination, the Party terminating the Agreement has the option to terminate such Purchase Orders or to proceed with such Purchase Orders under the terms of the Agreement.

2.Product

2.1.[***], of New Zealand origin, as specified in Exhibit A and manufactured at the Supplier’s facilities as specified in Exhibit B, to this Commitment, shall be defined as the “Ingredient”.

2.2.In the event Fonterra should seek to source MPC from additional manufacturing plant(s) (“Additional Plant”) located in the United States and/or Europe and Fonterra seeks qualification from PNC for such New Plant, PNC agrees that it will commit and deploy the resources necessary to complete PNC’s qualification process without delay provided Fonterra shall use all reasonable endeavors to cooperate with PNC on a timely basis. Notwithstanding the foregoing, nothing in this provision obligates PNC to approve the qualification of any New Plant unless such New Plant successfully meets all quality standards as required by PNC’s Quality Assurance.

3.Quantities

3.1.The Annual Minimum Contract Volume is set out in Exhibit C hereto.

3.2.Both volumes of Product ordered during the Term by PNC directly, or by its TPMs on PNC’s behalf, are included as part of the Annual Minimum Contract Volume.

3.3.PNC’s approved TPMs are set forth in Exhibit D hereto.

3.3.1    PNC may add or remove TPMs from time to time with Fonterra’s written consent, which consent will not be unreasonably withheld or delayed. Fonterra will be entitled to refuse to directly supply such TPM either because it is unable to agree upon acceptable terms of supply with such TPM or Fonterra is not reasonably satisfied with the creditworthiness of such TPM. Nothing herein precludes PNC from choosing to purchase the [***] directly from Fonterra with shipment going to the TPM for processing. Where Fonterra does contract directly with a TPM pursuant to a separate agreement. PNC has no obligation, as a guarantor or otherwise, for orders placed or sums that become due between the parties under such separate agreement.

3.3.2    Any forecasts submitted by PNC for volume in addition to that specified in any Commitment (“Additional Volume”) may, at Fonterra’s discretion and upon adequate notice, be supplied by Supplier on a spot basis on terms as agreed by the Parties.

4.Price

4.1.Supply Chain Cost definition

Supply Chain	Domestic Supply Chain Costs:
The Table below specifies the United States Dollar per Metric Tonne (“USD/MT”) freight rate for [***].

Domestic Destination
Rate (USD/MT)

Customer Location
(designated PNC Co-manufacturer location where [***] is delivered by Fonterra)
[***]

International Supply Chain Costs:
The Table below specifies the USD/MT freight rate New Zealand (“NZ”) port to the Destination.

Destination
Rate (USD/MT)

US Warehouse
(Fonterra owned or operated US warehouse facility that stores [***] before shipping it to Co-manufacturers)
[***]

The freight rates above are valid until the 31st of December 2023.

The Freight Rates may be updated by Fonterra in accordance with Sections 4.3 and 4.4 below.

4.2.Product Price Definition

Price
Pricing is to be determined on a monthly basis in USD:
[***]

Base Price = [***]

Final Price (USD/MT):

[***]

Final Price (USD/Pound):
[***]

In the event that [***], the parties will seek to agree in good faith to an alternative index for the purposes of calculating the Prices in accordance with the formula above. In the absence of agreement being reached between the parties [***] shall be used to calculate the Price and either party may give three months’ notice to terminate this Commitment and no party shall have any claim against the other except in respect of matters arising prior to the date of termination.

Notwithstanding the foregoing, at any time prior to the time when PNC will provide Fonterra with a [***] forecast (in accordance with sections 5.1 through 5.4 below), PNC and Supplier may mutually agree to alternative pricing models (“Alternative Pricing Models”) for pricing Products purchased from the Supplier for a specified delivery window. PNC has the option, within five (5) business days pf receipt of an Alternative Pricing Model (the “Acceptance Window”) to accept the Alternative Pricing Model offered for the upcoming [***] period.

4.3.The Domestic Supply Chain Costs [***] will be reviewed each August and December during the Term and the updated cost will be provided to PNC. PNC has the option to either accept the updated Domestic Supply Chain Cost or elect an “Ex-Warehouse” price to avoid the Domestic Supply Chain Costs. [***]

4.4.The International Supply Chain Costs including Ocean Freight, Insurance, Customs and warehousing charges (specified above) will be reviewed each October during the Term and may be updated, in Fonterra’s sole discretion, for pricing effective the following [***]. Fonterra will notify PNC of any change to the International Supply Chain Costs, and the basis therefore (which shall include reasonable support for the change in the International Supply Chain Costs), by the [***].

4.5.[***]

5.Forecasting / Purchase Orders

5.1.As of the Effective Date hereof, the Parties have agreed to an initial forecast (as per November 2022 forecast submission) which covers the period of [***]. Any Product not ordered in accordance with the August 2022 forecast for the period of [***], is to be title transferred to PNC in [***].

5.2.On or about [***] of each year of the Commitment, PNC will provide Fonterra with a forecast setting out how much [***] it will order, directly or through its TPMs, for each of the six (6) months between and including [***].

5.3.On or about [***] of each year of the Commitment, PNC will provide Fonterra with a forecast setting forth how much [***] it will order, directly or through its TPMs, for [***].

5.4.INTENTIONALLY OMITTED

5.5.INTENTIONALLY OMITTED

5.6.Within 3 days of the beginning of each calendar month, PNC, directly or through its TPMs, will issue a purchase order(s) (each a “Purchase Order”) to Fonterra for the subsequent calendar month for the Product in a combined amount equal to [***].

5.6.1.[***]

5.7.For every Six-Month Period of the Term (Six-Month Periods are defined as the periods from July 1 to December 31 and January 1 to June 30), PNC will issue Purchase Orders, directly or in combination with Purchase Orders issued to Fonterra by PNC’s TPMs, for a total of [***].

5.8.If the Purchase Orders described in section 5.7 above for the Product [***] of the Annual Minimum Contract Volume, such does not constitute breach, and Fonterra shall be entitled to invoice PNC for the difference between the volume PNC ordered [***] (the “Untaken Volume”) plus a monthly fee for supply chain costs related to the Untaken Volume for as long as Fonterra holds said Product. PNC shall transfer title to any Untaken Volume no later than the last day of [***] for the Term.

6.Delivery Terms: Per relevant Purchase Orders

7.Payment Terms: Per relevant Purchase Orders

8.Title and Risk: Per Incoterm (2020) set out in relevant Purchase Orders

Agreed to and executed as of the date signed by both parties.

Fonterra (USA) Inc.                    Premier Nutrition Company, LLC

By: /s/     Miles Hurrell                 By: /s/ Darcy Davenport____
Title: CEO                        Title: CEO
Date: 28 June 2023                    Date: June 26, 2023

Exhibit A: [***] Specification

[***]

EXHIBIT B: FONTERRA MPC MANUFACTURING FACILITIES
[***]

Exhibit C: [***] Annual Minimum Contract Volume

[***]

EXHIBIT D: PNC Third Party Manufacturers

[***]